Exhibit 99(c)
                                 -------------


                                 W. Bruce Turner
                       President & Chief Executive Officer

                                 Jaymin B. Patel
                 Senior Vice President & Chief Financial Officer
            Fiscal Year 2005 - Third Quarter Earnings Conference Call

December 21, 2004                                                        8:30 AM

Fiscal Year 2005 - Third Quarter Earnings Conference Call


Safe Harbor Act. . .

o Comments made during this presentation may contain forward-looking statements, including, without limitation, statements relating to the future operations and financial performance of the Company and the Company's future strategies. Such forward-looking statements reflect management's assessment based on information currently available, but are not guarantees and are subject to risks and uncertainties, which would cause the results to differ materially from those contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth here and in the Company's filings with the SEC.


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Fiscal Year 2005 - Third Quarter Earnings Conference Call


Agenda. . .


o    W. Bruce Turner, Chief Executive Officer

     o Welcome

     o Q3 and FY'05 YTD Performance Review

     o Strategy Update


o    Jaymin B. Patel, Chief Financial Officer

     o Review of Q3 and FY'05 YTD Financial Results

     o Updated Guidance for FY'05 and guidance for Q4FY'05

     o Preliminary Guidance for FY'06


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Fiscal Year 2005 - Third Quarter Earnings Conference Call


Q3 Review. . .


o    Financial Performance

o    Solid and productive quarter

o    Contract Wins

      o  Mexico***               o  Finland***
      o  Thailand*               o  Swiss LoRo***
      o  Minnesota**             o  ALC*
      o  Colorado**              o  Barbados*
      o  Arizona**               o  Singapore*
      o  New Mexico**

o    Capital Structure Enhancements


*        New Win
**       Extension
***      Rebid



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Fiscal Year 2005 - Third Quarter Earnings Conference Call


Returning Value to Shareholders. . .


o    Share Repurchase Program

     o Authorization increased by $100M in Q3


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Fiscal Year 2005 - Third Quarter Earnings Conference Call


Q3 Acquisitions. . .


o    BillBird

     o    2,000+ points of access

     o    GTECH (PolCard) now the leading Commercial Services provider in Poland

     o    Deal completed September 9, 2004


o    Atronic

     o Leading video slot machine manufacturer in Europe, Russia, and Latin America

     o GTECH/Atronic will be one of the world's leading gaming equipment, systems, and services companies

     o    Convergence of government-sponsored and commercial gaming markets

     o    Deal will be completed on December 31, 2006


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Fiscal Year 2005 - Third Quarter Earnings Conference Call


Service Revenue Analysis. . .
Q3 FY'05 vs. FY'04


                      U.S.            International        Gaming          Commercial           GTECH
                    Lottery              Lottery           Solutions       vcs. / Other         Total
                 $M      % (1)       $M        %(1)      $M      % (1)     $M       % (1)    $M       % (1)
                 -------------       --------------      -------------     --------------    --------------

FY'04           119.8                86.1                 4.0               21.3            231.2

Same Store
Sales             9.0     +7%         1.6       +2%       0.4      +10%      2.9     +14%    13.9      +6%

Net, All
Other(2)         -1.4     -1%         6.7       +8%       2.9      +73%     -1.4      -7%    +6.8      +3%

FY'05           127.4     +6%        94.4      +10%       7.3      +83%     22.8     +7%-   251.9      +9%


(1) All percentage points are rounded to the nearest percent

(2) Reflects contract wins/losses, jackpot activity, contractual rate changes, foreign exchange changes, the impact of acquisitions, and revenue withheld in Brazil



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Fiscal Year 2005 - Third Quarter Earnings Conference Call


Key Financial Highlights. . .
Q3 FY'05 vs. FY'04


o    Total Revenue                              +24%

     o    Service Revenues                      +9% Strong Same Store Sales

o    Gross Profits                              +5%

o    Operating Income                           +6%

o    Net Income In Line with FY'04

     o    Excluding Q3FY'04 one time gain       +8%

o        Diluted Earnings Per Share             In Line with FY'04

     o    Excluding Q3FY'04 one time gain       +9%


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Fiscal Year 2005 - Third Quarter Earnings Conference Call


Cash Flow. . .
Q3 FY'05


Cash From Operations                           $107M

Maintenance Capital (1)                        $37M

Recurring Free Cash Flow (1)                   $70M

Investing for Growth (1)                       $51M


Cash returned to shareholders:      $10M Dividends
                                    $18M Share Repurchases
                                    ----------------------
                                    $28M Total


(1) For a calculation, explanation, and reconciliation to GAAP measure, see Supplemental Financial Data on Website www.gtech.com


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Fiscal Year 2005 - Third Quarter Earnings Conference Call


Service Revenue Analysis. . .
FY'05 YTD vs. FY'04


                      U.S.             International        Gaming           Commercial          GTECH
                    Lottery              Lottery         Solutions         Svcs. / Other         Total
                 $M      % (1)       $M        %(1)      $M      % (1)     $M       % (1)    $M       % (1)
                 -------------       --------------      -------------     --------------    --------------

FY'04           367.2               259.3                12.1               54.2            692.8

Same Store
Sales            23.1     +6%         7.2       +3%       1.6      +13%      7.7     +14%    39.6      +6%

Net, All
Other(2)         -5.6     -1%        17.5       +7%       6.7      +55%      2.4      +4%    21.0      +3%

FY'05           384.7     +5%       284.0      +10%      20.4      +68%     64.3     +18%   753.4      +9%


(1) All percentage points are rounded to the nearest percent

(2) Reflects contract wins/losses, jackpot activity, contractual rate changes, foreign exchange changes, the impact of acquisitions, and revenue withheld in Brazil



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Fiscal Year 2005 - Third Quarter Earnings Conference Call


Cash Flow. . .
FY'05 YTD


Cash From Operations                         $278M

Maintenance Capital (1)                      $103M

Recurring Free Cash Flow (1)                 $175M

Investing for Growth                         $209M (Spielo, LILHCo and Billbird)
                                             $  78M (Other Growth Capital)
                                             -----------------------------
                                             $287M (Total Growth Capital)


Cash returned to shareholders:               $ 30M Dividends
                                             $101M Share Repurchases
                                             -----------------------
                                             $131M Total


(1) For a calculation, explanation, and reconciliation to GAAP measure, see Supplemental Financial Data on Website www.gtech.com.



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Fiscal Year 2005 - Third Quarter Earnings Conference Call


FY'05 Guidance. . .
As of December 21, 2004


                                                                       FY'05(1)
--------------------------------------------------------------------------------

Total Revenue Growth                                                       ~19%

Service Revenue Growth                                                 6% - 7%

Product Sales                                                     $240M - $250M

Service Margins                                                           ~40%

Product Margins                                                      34% - 36%

Full-Year Effective Tax Rate                                                36%

Earnings per Share(2)(3)                                          $1.46 - $1.48

Net Cash Invested                                                 $500M - $510M



(1) Includes full year of PolCard and Interlott; 10 months of Spielo and LILHCo

(2) Based on a diluted share estimate of 132.7M shares vs. 130.2M in FY'04

(3) Includes the net effect of the sale of our 50% interest in Harrington Raceway and the early retirement of private placement notes



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Fiscal Year 2005 - Third Quarter Earnings Conference Call


Q4 FY'05 Guidance. . .
As of December 21, 2004


                                                                       Q4 FY'05
--------------------------------------------------------------------------------

Service Revenue Growth                                       In Line with FY'04

  Excluding Q4FY'04 53rd Week                                               ~5%

Product Sales                                                       $75M - $85M

Service Margins                                                            ~40%

Product Margins                                                       28% - 30%

Effective Tax Rate                                                          36%

Earnings per Share (1)                                            $0.31 - $0.33

(1) Based on Diluted Share Estimate of 131.8M Shares



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Fiscal Year 2005 - Third Quarter Earnings Conference Call


Preliminary FY'06 Guidance. . .
As of December 21, 2004


                                                                        FY'06(1)
--------------------------------------------------------------------------------

Service Revenue Growth                                                   6% - 8%

Product Sales                                                      $215M - $235M

Service Margins                                                             ~40%

Product Margins                                                        37% - 39%

Full-Year Effective Tax Rate                                                 35%

Earnings per Share(2)                                              $1.53 - $1.58



(1) Assumes full year of revenue from Brazil

(2) Based on a diluted share estimate of 133M shares



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Fiscal Year 2005 - Third Quarter Earnings Conference Call



Cash Flow. . .
FY'06 Preliminary Guidance


Cash From Operations                           $390M - $420M

Capital Expenditures                           $220M - $240M

Free Cash Flow                                 $150M - $200M


o    Cash returned to shareholders:

     o    $40M in dividends
     o    Ongoing share repurchase program


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Fiscal Year 2005 - Third Quarter Earnings Conference Call


Closing. . .